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                                                                  Exhibit 10.24


                                                           EXECUTION COUNTERPART

                                 AMENDMENT NO. 1



                  AMENDMENT NO. 1 dated as of June 30, 2000, among METROPOLITAN LIFE INSURANCE COMPANY (the "Company"), METLIFE FUNDING, INC. ("Funding" and together with the Company, the "Borrowers"); each of the banks and financial institutions that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Borrowers, the Lenders and the Administrative Agent are party to a 364-Day Credit Agreement dated as of September 29, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the making of loans by the Lenders to the Borrowers in an aggregate principal amount up to $1,000,000,000.

                  The Borrowers, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definitions:

                           "Adjusted Statutory Surplus" means, at any time, the
                  sum of (i) Statutory Surplus (calculated in accordance with the NAIC Statements, page 3, column 1, line 38) plus (ii) Asset Valuation Reserve (calculated in accordance with the NAIC Statements, page 3, column 1, line 24.1).

                           "MetLife" means MetLife, Inc., a Delaware
                  corporation.

                  2.03. Amendment of Section 5.01(a). Section 5.01(a) of the Credit Agreement shall be amended to read in its entirety as follows:

                           " (a) (i) as soon as available, but not later than 120 days after the end of



                                 Amendment No. 1
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                                      -2-


         each fiscal year of MetLife, copies of MetLife's annual report on Form 10-K as filed with the SEC for such fiscal year; and (ii) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of MetLife, copies of MetLife's quarterly report on Form 10-Q as filed with the SEC for such fiscal quarter, in each case certified by an appropriate Financial Officer as being the complete and correct copies of the statements on such forms furnished by MetLife to the SEC;"

                  2.04. Amendment of Section 6.04. Section 6.04 of the Credit Agreement shall be amended to read in its entirety as follows:

                           "Section 6.04 Adjusted Statutory Surplus. The Company
                  will maintain Adjusted Statutory Surplus, calculated as of the last day of each fiscal quarter of the Company, of not less than $7,500,000,000."

                  Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 by the Borrowers, the Required Lenders and the Administrative Agent.

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                                 Amendment No. 1
                                 ---------------
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                                      -3-


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                     METROPOLITAN LIFE INSURANCE COMPANY


                                    By:
                                         ---------------------------------------
                                       Name:
                                       Title:

                                     METLIFE FUNDING, INC.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent,


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CITIBANK, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -4-


                                    BANK ONE, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    FLEET NATIONAL BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    MELLON BANK, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -5-


                                    COMMERZBANK AG, NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    FIRST HAWAIIAN BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    DEUTSCHE BANK, AG NEW YORK and/or
                                      CAYMAN ISLANDS BRANCHES


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    STATE STREET BANK AND TRUST COMPANY


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -6-


                                    SUNTRUST


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    WACHOVIA BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    BARCLAYS BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                    NORTHERN TRUST COMPANY


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    MERCANTILE BANK OF ST. LOUIS


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -7-


                                    BANQUE NATIONALE DE PARIS


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    ROYAL BANK OF CANADA


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF AMERICA, N.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    SOCIETE GENERALE


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -8-


                                    SANWA BANK LTD.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:


                                    ABN AMRO BANK, N.V.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NOVA SCOTIA


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    WELLS FARGO BANK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------
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                                      -9-


                                    NATIONAL AUSTRALIA BANK LTD.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    BANCA COMMERCIALE ITALIANA


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    CARIPLO - CASSA DI RISPARMIO DELLE
                                      PROVINCIE LOMBARDE S.P.A.


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    SANPAOLO IMI BANK, NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK


                                    By:
                                        ----------------------------------------
                                       Name:
                                       Title:



                                 Amendment No. 1
                                 ---------------